SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)                March 21, 2003
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                         INTERSTATE BAKERIES CORPORATION
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             (Exact name of Registrant as specified in its charter)

Delaware                          1-11165                         43-1470322
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(State or other Jurisdiction  (Commission File Number)    (I.R.S.Employer
 of Incorporation)                                        Identification No.)




12 East Armour Boulevard, Kansas City, Missouri                       64111
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  (Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code    (816) 502-4000
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         (Former name or former address, if changed since last report)

Item 9.    Regulation FD Disclosure

      On March 21, 2003, Interstate Bakeries Corporation issued the following press release:

                        Kansas City, MO - March 21, 2003

Interstate Bakeries Corporation (NYSE - IBC) announced today that Frank W. Coffey, Senior Vice President and Chief Financial Officer, plans to retire in May of this year.

Mr. Coffey said, "I am pleased to have had the opportunity to be a part of Interstate these past four years. It was an exciting time to be working for the industry's largest baker. But most of all I appreciate the many good people I have been associated with, here at Interstate and throughout my career."

Coffey, who turns 60 years old next month, joined IBC as Vice President - Corporate Development in the fall of 1998 and was appointed Senior Vice President and CFO in May 1999. Prior to joining IBC, he was President of the My Bread Baking Company, in New Bedford, MA; Executive Vice President, Chief Operating Officer of the Quality Bakers Cooperative Inc., Greenwich, CT; and President of Stroehmann Bakeries Inc., Horsham, PA. Mr. Coffey, who is a CPA, started his business career in public accounting and subsequently began a 29 year career in the food industry when he went to work for Kane-Miller Corp. in 1974.

"I want to wish Frank well in his retirement. I understand he had this in the works before I arrived and will be moving to a home he started building last summer in the Lake of the Ozarks. I am glad we have been able to work together these past six months. I have appreciated his help during my transition," said James R. Elsesser, IBC's Chief Executive Officer.

The Company also announced that it will appoint Paul E. Yarick, Senior Vice President Finance and Treasurer. Mr. Yarick, currently Vice President and Treasurer for IBC, will be responsible for all of IBC's accounting, treasury and financial reporting functions.

Interstate Bakeries Corporation is the nation's largest baker and distributor of fresh baked bread and sweet goods in the U.S., under various national brand names including Wonder, Hostess, Dolly Madison, Merita and Drake's. The Company, with 61 bread and cake bakeries located in strategic markets from coast-to-coast, is headquartered in Kansas City, Missouri.

For information on the Company, please contact:

Mark D. Dirkes
Senior Vice President - Corporate Marketing
Interstate Bakeries Corporation
12 E. Armour Boulevard
Kansas City, Missouri 64111
(816) 502-4000

FORWARD-LOOKING STATEMENTS

The statements in this press release that are not historical statements are forward-looking statements within the meaning of federal securities laws. These forward-looking statements are subject to numerous risks and uncertainties, many of which are beyond our control, which could cause the actual outcome to differ materially from such statements. We disclaim any intention or obligation to update or revise any forward-looking statements to reflect new information, future events or developments or otherwise, except as required by law.

                             *       *       *



                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                        INTERSTATE BAKERIES CORPORATION


Date: March 21, 2003
                                        By:  /s/ Kent B. Magill
                                             ---------------------------------
                                             Kent B. Magill
                                             Vice President